Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT
THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of August 27, 2018, by and among GULF ISLAND FABRICATION, INC., a Louisiana corporation, as borrower (“Borrower”), WHITNEY BANK, a Mississippi state chartered bank, as administrative agent for the Lenders (in such capacity, “Administrative Agent”), and the Lenders. Capitalized terms used but not defined in this Amendment have the meanings given such terms in the Credit Agreement (defined below).
RECITALS
A.    Borrower, Administrative Agent, and Lenders entered into that certain Credit Agreement dated as of June 9, 2017 (as amended, restated or supplemented, the “Credit Agreement”).
B.    Borrower, Administrative Agent, and Lenders have agreed to amend the Credit Agreement, subject to the terms and conditions of this Amendment.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:
1.Amendments to Credit Agreement.
(a)Section 1.1 of the Credit Agreement is hereby amended by (a) deleting the definition of “Revolving Credit Termination Date” in its entirety and replacing it as follows, and (b) adding the defined terms “Beneficial Ownership Certification” and “Beneficial Ownership Regulation” in their appropriate alphabetical order as follows:
“Beneficial Ownership Certification means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

Revolving Credit Termination Date means the earliest to occur of (a) June 9, 2020, (b) the date of termination of the entire Revolving Commitment by Borrower pursuant to Section 2.7, or (c) the date of termination of the Revolving Commitment pursuant to Section 11.2.”

(b)Section 7.23 of the Credit Agreement is hereby deleted in its entirety and replaced as follows:
“7.23    Anti-Corruption Laws and Sanctions
. Each Loan Party has implemented and maintains in effect policies and procedures designed to ensure compliance by such Loan Party, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws, applicable Sanctions and the Beneficial Ownership Regulation, and such Loan Party, its Subsidiaries and their respective officers and employees and to the knowledge of such Loan Party its directors and agents, are in compliance with Anti-Corruption Laws, applicable Sanctions and the Beneficial Ownership Regulation, in all material respects. None of (a) any Loan Party, any Subsidiary or any of their respective directors, officers or employees, or (b) to the knowledge of any such Loan Party or Subsidiary, any agent of such Loan Party or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing or Letter of Credit, use of proceeds, Transaction or other transaction contemplated by this Agreement or the other Loan Documents will violate Anti-Corruption Laws or applicable Sanctions.”

(c)Section 8.1(i) of the Credit Agreement is hereby amended by adding a new clause (viii) in its appropriate numerical order as follows:
“(viii)    promptly notify Administrative Agent and the Lenders (1) of any change in direct or indirect ownership interests in any Borrower as reported in a “Beneficial Ownership Certification” or other similar certification provided to Administrative Agent or Lenders prior to or in connection with the execution of this Agreement, or (2) if the individual with significant managerial responsibility identified in the certification ceases to have that responsibility or if the information reported about that individual changes. The Loan Parties agree to provide such information and documentation as Administrative Agent or any Lender may request during the term of this Agreement to confirm or update the continued accuracy of the any information provided in connection with the foregoing.”
(d)Section 10.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“10.2 Minimum Tangible Net Worth
. Borrower shall not permit at any time the sum of Tangible Net Worth to be less than the sum of (i) $180,000,000 plus (ii) 100% of all net proceeds of any issuance of any stock or other equity after deducting of any fees, commissions, expenses and other costs incurred in such offering.”

(e)Section 13.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“13.11    USA Patriot Act
. Each Lender hereby notifies Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”) and the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow such Lender to identify Borrower in accordance with the Patriot Act and the Beneficial Ownership Regulation.”

2.Conditions. This Amendment shall be effective once each of the following have been delivered to Administrative Agent:
(a)this Amendment executed by Borrower, Administrative Agent, and the Lenders;
(b)the Guarantors’ Consent and Agreement attached to this Amendment executed by Guarantors;
(c)Administrative Agent and Lenders shall have received, at least three (3) Business Days prior to the date hereof (or earlier or later if agreed), all documentation and other information (including, if Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification) in respect of Borrower and the Guarantors required under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and Beneficial Ownership Regulations, that has been reasonably requested in writing by Administrative Agent and Lenders by prior to the date hereof; provided that, in the case of a Beneficial Ownership Certification, upon the request of Administrative Agent or any Lender, Borrower shall return such completed Beneficial Ownership Certification directly to the requesting Lender;
(d)payment by Borrower of all agreed fees and expenses of Administrative Agent and the Lenders in connection with this Amendment and the transactions contemplated hereby, including an amendment fee of $20,000 payable to Administrative Agent, for the benefit of the Lenders. Such fee shall be fully earned and non-refundable as of the date of the effectiveness of this Amendment; and
(e)such other documents as Administrative Agent may reasonably request.

3.Representations and Warranties. Borrower represents and warrants to Administrative Agent and Lenders that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite company action on the part of Borrower, (c) no other consent of any Person is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) no changes have been made to the Borrower’s Organizational Documents since the date of the certificate delivered in connection with the Credit Agreement (f) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (g) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (h) no Default or Potential Default has occurred and is continuing. The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment. No investigation by Administrative Agent or any Lender is required for Administrative Agent and Lenders to rely on the representations and warranties in this Amendment.

4.Scope of Amendment; Reaffirmation; Release. All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment. Except as affected by this Amendment, the Loan Documents remain unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Borrower hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which it is a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment). Borrower hereby releases Administrative Agent and Lenders from any liability for actions or omissions in connection with the Credit Agreement and the other Loan Documents prior to the date of this Amendment.

5.Miscellaneous.
(a)No Waiver of Defaults. This Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Administrative Agent’s and Lenders’ right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.
(b)Form. Each agreement, document, instrument or other writing to be furnished Lender under any provision of this Amendment must be in Proper Form.
(c)Headings. The headings and captions used in this Amendment Documents are included for convenience of reference only and shall not affect the interpretation of this Amendment, the Credit Agreement, or any other Loan Document.
(d)Costs, Expenses and Attorneys’ Fees. Borrower agrees to pay or reimburse Administrative Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Administrative Agent’s counsel.
(e)Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.
(f)Multiple Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.
(g)Governing Law. This Amendment and the other Loan Documents must be construed, and their performance enforced, under Louisiana law.
(h)Entirety. The Loan Documents (as amended hereby) Represent the Final Agreement Among Borrower, Administrative Agent, and Lenders and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties. There Are No Unwritten Oral Agreements among the Parties.

[Signatures appear on the immediately following pages.]

Signature Page to
Third Amendment to Credit Agreement

The Amendment is executed as of the date set out in the preamble to this Amendment.
BORROWER:
GULF ISLAND FABRICATION, INC., a Louisiana corporation

By: /s/ Kirk J. Meche
Name: Kirk J. Meche
Title: President & CEO

ADMINISTRATIVE AGENT:
WHITNEY BANK,
a Mississippi state chartered bank, as Administrative Agent

By: /s/ Josh Jones
Name: Josh Jones
Title: Senior Vice President

LENDERS:

WHITNEY BANK,
a Mississippi state chartered bank, as sole Lender

By: /s/ Josh Jones
Name: Josh Jones
Title: Senior Vice President

Guarantor’s Consent
and Agreement to Third Amendment
to Credit Agreement

GUARANTORS’ CONSENT AND AGREEMENT
TO
THIRD AMENDMENT TO CREDIT AGREEMENT

As an inducement to the Administrative Agent and each Lender to execute, and in consideration of the Administrative Agent and each Lender’s execution of, the Amendment, each of the undersigned hereby consents to this Amendment and agrees that this Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of such undersigned under the Guaranty executed by such undersigned in connection with the Credit Agreement, or under any other Loan Documents executed by the undersigned to secure any of the Obligations (as defined in the Credit Agreement), all of which are in full force and effect. Each of the undersigned further represents and warrants to the Administrative Agent and the Lenders that (a) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment, (b) after giving effect to this Amendment, it is in compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (c) after giving effect to this Amendment, no Default or Potential Default has occurred and is continuing. The undersigned hereby releases, discharges and acquits Administrative Agent and each Lender from any and all claims, demands, actions, causes of action, remedies, and liabilities of every kind or nature (including without limitation, offsets, reductions, rebates, and lender liability) arising out of any act, occurrence, transaction or omission occurring in connection with the Guaranty prior to the date of this Amendment. This Guarantor’s Consent and Agreement shall be binding upon the undersigned, and its permitted assigns, if any, and shall inure to the benefit of the Administrative Agent, each Lender and their respective successors and assigns.

[Signature Page Follows]

Signature Page to Guarantor’s Consent
and Agreement to Third Amendment
to Credit Agreement

GUARANTORS:

GULF ISLAND WORKS, LLC, a Louisiana limited liability company

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By: /s/ Kirk J. Meche
Name: Kirk J. Meche
Title: President & CEO

GULF ISLAND EPC, LLC, a Louisiana limited liability company

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By: /s/ Kirk J. Meche
Name: Kirk J. Meche
Title: President & CEO

GULF MARINE FABRICATORS, LIMITED PARTNER, L.L.C., a Louisiana limited liability company

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By: /s/ Kirk J. Meche
Name: Kirk J. Meche
Title: President & CEO

GULF MARINE FABRICATORS GENERAL PARTNER, L.L.C., a Louisiana limited liability company

By:	GULF MARINE FABRICATORS, LIMITED PARTNER, L.L.C., a Louisiana limited liability company, its sole member

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By: /s/ Kirk J. Meche
Name: Kirk J. Meche
Title: President & CEO

GULF MARINE FABRICATORS, L.P., a Texas limited partnership

By:	GULF MARINE FABRICATORS, LIMITED PARTNER, L.L.C., a Louisiana limited liability company, its general partner

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By: /s/ Kirk J. Meche
Name: Kirk J. Meche
Title: President & CEO

GULF ISLAND, L.L.C., a Louisiana limited liability company

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By: /s/ Kirk J. Meche
Name: Kirk J. Meche
Title: President & CEO

GULF ISLAND RESOURCES, L.L.C., a Louisiana limited liability company

By:	GULF ISLAND, L.L.C., a Louisiana limited liability company, its sole member

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By: /s/ Kirk J. Meche
Name: Kirk J. Meche
Title: President & CEO

GULF ISLAND SHIPYARDS, LLC, a Louisiana limited liability company

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By: /s/ Kirk J. Meche
Name: Kirk J. Meche
Title: President & CEO

GULF ISLAND SERVICES, L.L.C., a Louisiana limited liability company

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By: /s/ Kirk J. Meche
Name: Kirk J. Meche
Title: President & CEO